     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON March 14, 1997

                                                       REGISTRATION NO. 33-51235



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                             -----------------------
                        POST EFFECTIVE AMENDMENT NO. 2 TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933

                             -----------------------

                                MERCK & CO., INC.
               (Exact name of issuer as specified in its charter)
                                  P.O. Box 100
                                 One Merck Drive
                      Whitehouse Station, New Jersey 08889
                                 (908) 423-1000
                    (Address of Principal Executive Offices)

                                   NEW JERSEY
                            (State of Incorporation)
                                   22-1109110
                      (I.R.S. Employer Identification No.)

                            BASE SALARY DEFERRAL PLAN
                               USHH INCENTIVE PLAN
                            EXECUTIVE INCENTIVE PLAN
                           MERCK ANNUAL INCENTIVE PLAN
                      KELCO DIVISION ANNUAL INCENTIVE PLAN
                     KELCO DIVISION LONG-TERM INCENTIVE PLAN
                CALGON VESTAL LABORATORIES ANNUAL INCENTIVE PLAN
               CALGON VESTAL LABORATORIES LONG-TERM INCENTIVE PLAN
             CALGON WATER MANAGEMENT DIVISION ANNUAL INCENTIVE PLAN
                            (Full title of the plans)

                                CELIA A. COLBERT
                     SECRETARY AND ASSISTANT GENERAL COUNSEL

                                MERCK & CO. INC.
                                  P.O. BOX 100
                                 ONE MERCK DRIVE
                      WHITEHOUSE STATION, NEW JERSEY 08889
                                 (908) 423-1000
            (Name, address and telephone number of agent for service)

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/.

         Pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.  EXHIBITS

EXHIBIT                    DESCRIPTION                   METHOD OF
                                                         FILING
--------------------------------------------------------------------------------


24.2             Power of Attorney and              Filed with this Registration
                 Certified Resolution of            Statement
                 Board of Directors


--------------------------------------------------------------------------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 17th day of December, 1996.

                                                    MERCK & CO., INC.

                                           By:             *
                                              -------------------------------
                                                    Raymond V. Gilmartin
                                                    (Chairman of the Board,
                                                    President and Chief
                                                    Executive Officer)

                                           By       /s/ Celia A. Colbert
                                              -------------------------------
                                                    Celia A. Colbert
                                                    (Secretary and Assistant
                                                    General Counsel)
                                                    (Attorney-in-Fact)

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures                                 Title                              Date
----------                                 -----                              ----

        *
----------------------
Raymond V. Gilmartin          Chairman of the Board, President and Chief      December 17, 1996
                              Executive Officer; Principal Executive
                              Officer; Director


          *
---------------------------

Judy C. Lewent                   Senior Vice President and Chief Financial           December 17, 1996
                                 Officer; Principal Financial Officer

          *
---------------------------

Peter E. Nugent                  Vice President, Controller; Principal               December 17, 1996
                                 Accounting Officer

          *
---------------------------
H. Brewster Atwater, Jr.                           Director                          December 17, 1996

          *
---------------------------

Derek Birkin                                       Director                          December 17, 1996

          *
---------------------------

Lawrence A. Bossidy                                Director                          December 17, 1996

          *
---------------------------

William G. Bowen                                   Director                          December 17, 1996

          *
---------------------------

Carolyne K. Davis                                  Director                          December 17, 1996

          *
---------------------------

Lloyd C. Elam                                      Director                          December 17, 1996

          *
---------------------------

Charles E. Exley, Jr.                              Director                          December 17, 1996

          *
---------------------------

William N. Kelley                                  Director                          December 17, 1996

          *
---------------------------

Samuel O. Thier                                    Director                          December 17, 1996

          *
---------------------------

Dennis Weatherstone                                Director                          December 17, 1996


* Celia A. Colbert, by signing her name hereto, does hereby sign this document pursuant to powers of attorney duly executed by the persons named, filed with the Securities and Exchange

Commission as an exhibit to this document, on behalf of such persons, all in the capacities and on the date stated, such persons including a majority of the directors of the Company.

                                          By:      /s/ Celia A. Colbert
                                                   -------------------------
                                                   Celia A. Colbert
                                                   (Secretary and Assistant
                                                   General Counsel)
                                                   (Attorney-in-Fact)

The Plan. Pursuant to the requirements of the Securities Act of 1933, the Base Salary Deferral Plan has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, as of the 17th day of December, 1996.

                                           BASE SALARY DEFERRAL PLAN

                                           By:      /s/ H. Brewster Atwater, Jr.
                                                    ----------------------------
                                                    H. Brewster Atwater, Jr.
                                                    Member of the Plan Committee

                                  EXHIBIT INDEX

----------------------------- ------------------------------------------- ---------------------------------------
       EXHIBIT NUMBER                        DESCRIPTION                               METHOD OF FILING
----------------------------- ------------------------------------------- ---------------------------------------

24.2                          Power of Attorney and Certified             Filed with this Registration Statement.
                              Resolution of Board of Directors
-----------------------------------------------------------------------------------------------------------------




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